LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National® Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated March 26, 2014

to Prospectuses Dated August 1, 2013

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

The Board of Directors for Calvert Variable Series, Inc. and Calvert Variable Products, Inc. has approved a resolution to reorganize each Merging Portfolio identified in the table below into the applicable Acquiring Portfolio identified in the column on the right.

Merging Portfolio	Acquiring Portfolio
Calvert VP SRI Equity Portfolio	Calvert VP S&P 500 Index Portfolio

If the reorganization is approved by the shareholders of the related Merging Portfolio, that Merging Portfolio will be merged into the related Acquiring Portfolio on or about April 30, 2014. The Merging Portfolio will no longer be available.

All references to the Merging Portfolio are deleted from your Prospectus and replaced with references to the Acquiring Portfolio.  In addition, the following disclosure in your Prospectus is amended:

On page two of the prospectus, under Separate Account Investment Options, the Calvert VP SRI Equity Portfolio will merge into the following portfolio on or about April 30, 2014.

Calvert VP S&P 500 Index Portfolio1

1This Investment Option will be closed to new investors as of May 1, 2014. If You have money invested in this Investment Option as of the close of business on Wednesday, April 30, 2014, You may continue to make additional investments into the portfolio.  However, if You redeem or transfer completely out of this Investment Option after this date, You will not be able to reinvest in the portfolio.

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS the Calvert VP SRI Equity Portfolio will merge into the following portfolio on or about April 30, 2014.

Calvert Variable Products, Inc.
Calvert VP S&P 500 Index Portfolio[1]	Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.	Calvert Investment Management, Inc. with Ameritas Investment Partners, Inc.

1This Investment Option will be closed to new investors as of May 1, 2014. If You have money invested in this Investment Option as of the close of business on Wednesday, April 30, 2014, You may continue to make additional investments into the portfolio.  However, if You redeem or transfer completely out of this Investment Option after this date, You will not be able to reinvest in the portfolio.

A corresponding change is hereby made throughout the prospectus.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National® Life Insurance Company, P.O. Box 758547, Topeka, Kansas, 66675-8547.

Please retain this supplement for future reference.